EXHIBIT 10.5

THIRD AMENDMENT AGREEMENT

This Third Amendment Agreement (this “Agreement”) is entered into as of August 16, 2012, by and between Digital Domain Media Group, Inc., a Florida corporation with offices located at 10250 SW Village Parkway, Port St. Lucie, Florida 34987 (the “Company”), and the investor signatory hereto (the “Investor”), with reference to the following facts:

A.                                    The Company and certain investors (the “May Buyers”) are parties to that certain Securities Purchase Agreement, dated as of May 6, 2012 (as amended, restated or otherwise modified from time to time, the “May Securities Purchase Agreement”), pursuant to which on May 7, 2012 the Company sold, and the Buyers listed on the Schedule of Buyers attached thereto purchased, certain senior secured convertible notes (as amended pursuant to those certain First Amendment Agreements dated as of July 12, 2012, and those certain Second Amendment Agreements dated as of August 14, 2012, between the Company and each of the Buyers, and as otherwise amended, restated or otherwise modified from time to time, the “Notes”) convertible into Conversion Shares (as defined in the May Securities Purchase Agreement) in accordance with the terms of the Notes and (ii) Warrants (as defined in the May Securities Purchase Agreement) exercisable to purchase Warrant Shares (as defined in the May Securities Purchase Agreement) in accordance with the terms of the Warrants.  Capitalized terms not defined herein shall have the meanings as set forth in the May Securities Purchase Agreement;

B.                                    The Company and certain investors (the “June Buyers”) are parties to that certain Securities Purchase Agreement, dated as of June 7, 2012 (as amended, restated or otherwise modified from time to time, the “June Securities Purchase Agreement”), pursuant to which on June 8, 2012 the Company sold, and the June Buyers purchased, an aggregate of 1,500,000 shares of the Common Stock and warrants to acquire an aggregate of 600,000 shares (subject to adjustment) of the Common Stock;

C.                                    The Company has informed the May Buyers and the June Buyers that the Company desires to execute and deliver (i) a Senior Secured Convertible Note dated the date hereof in the original principal amount of $5,000,000 in favor of PBC Digital Holdings II, LLC (“PBC”) in the form attached hereto as Exhibit A (the “PBC Senior Secured Convertible Note”), (ii) a Warrant to Purchase Common Stock dated the date hereof in favor of PBC in the form attached hereto as Exhibit B (the “PBC Warrant”) and (iii) a letter agreement between PBC and the Company in the form attached hereto as Exhibit C (the “PBC Letter Agreement”; collectively with the PBC Senior Secured Convertible Note and the PBC Warrant, the “PBC Documents”);

D.                                    The Investor is a May Buyer and/or a June Buyer;

E.                                     The Company has requested that the Investor provide certain consents and waivers in connection with the Company’s entering into the PBC Documents; and

F.                                      Concurrently herewith, the Company has also requested that all of the May Buyers and June Buyers constituting Required Holders (as defined in the June Securities

Purchase Agreement) enter into agreements in form and substance identical to this Agreement (the “Other Agreements”, and together with this Agreement, the “Agreements”).

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Effective Date.  Upon the later of (a) such date as the Company and all of the May Buyers and June Buyers constituting Required Holders (as defined in the June Securities Purchase Agreement) shall have executed and delivered the Agreements and (b) such date as the Company shall have paid the Legal Fee Payment (as defined below), this Agreement shall be deemed effective (the “Effective Date”).

2.                                      Amendment, Consents and Waivers.

(a)                                 Consent, Amendment and Waiver relating to the Transaction Documents.  The Investor, if a May Buyer, hereby (i) consents and agrees, notwithstanding any contrary or inconsistent provision of any of the Transaction Documents, to the Company entering into each of the PBC Documents, performing its obligations thereunder and otherwise consummating the transactions contemplated thereunder; (ii) approves of and adopts the PBC Letter Agreement as an amendment to the May Securities Purchase Agreement as if it were a signatory thereto; and (iii) irrevocably waives (A) any and all rights of such Person with respect to the transactions contemplated by the PBC Documents (the “PBC Transactions”) arising under Section 4(o) of the May Securities Purchase Agreement, (B) the application of Section 4(n) of the May Securities Purchase Agreement to the PBC Transactions, and (C) any and all rights of such Person to assert an Event of Default (as defined in the Notes) based solely on a breach by the Company of Section 4(a) of the Registration Rights Agreement between the Company and the Subordinated Lender.

(b)                                 Consent and Waiver relating to the June Transaction Documents.  The Investor, if a June Buyer, hereby (i) consents and agrees, notwithstanding any contrary or inconsistent provision of the Transaction Documents (as defined in the June Securities Purchase Agreement, the “June Transaction Documents”), to the Company entering into each of the PBC Documents, performing its obligations thereunder and otherwise consummating the transactions contemplated thereunder, and (ii) irrevocably waives any rights of such Person under Section 4(k) of the June Securities Purchase Agreement.

3.                                      Acknowledgement; Reaffirmation of Obligations.  The Company hereby confirms and agrees that, except as set forth in Section 2 above, (i) the May Securities Purchase Agreement, the Notes, the Securities, the Security Documents, the Guarantees, the June Securities Purchase Agreement and each other June Transaction Document is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, (ii) to the extent that the Security Documents, the Guarantees, or any other Transaction Document purports to assign or pledge to the Buyers and the holders of the Securities, or to grant to the Collateral Agent a security interest in or lien on, any collateral as security for the obligations of the Company from time to time existing in respect of the Notes and any other Transaction

Document, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects, and shall apply with respect to the obligations under the Notes, and (iii) the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any right, power or remedy of the May Buyers under any Transaction Document, or the June Buyers under any June Transaction Document, nor constitute an amendment of any provision of any Transaction Document or June Transaction Document.

4.                                      Fees and Expenses.  Concurrently herewith, (i) the Company shall reimburse Greenberg Traurig, LLP (counsel to the lead May Buyer) for all reasonable costs and expenses incurred by it in connection with preparing and delivering this Agreement and with the transactions contemplated hereby, and the prior unpaid and outstanding legal fees and expenses incurred by Greenberg Traurig, LLP to date with respect to the Transaction Documents and the June Transaction Documents (including, without limitation, all reasonable, documented legal fees and disbursements in connection therewith, and due diligence in connection with the transactions contemplated thereby), and (ii) the Company shall reimburse Schulte Roth & Zabel LLP (counsel to the Collateral Agent) for all reasonable costs and expenses incurred by it in connection with preparing and delivering this Agreement and with the transactions contemplated hereby and the prior unpaid and outstanding legal fees and expenses incurred by Schulte Roth & Zabel LLP to date with respect to the Transaction Documents and the June Transaction Documents (including, without limitation, all reasonable, documented legal fees and disbursements in connection therewith, and due diligence in connection with the transactions contemplated thereby) (collectively, the “Legal Fee Payment”).  Except as otherwise set forth in this letter agreement, the Transaction Documents and the June Transaction Documents, each party to this letter agreement shall bear its own expenses in connection with the transactions contemplated hereby.

5.                                      Disclosure of Transactions and Other Material Information.  On or before 8:30 a.m., New York City time, on the first Business Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement in the form required by the 1934 Act and attaching the form of the Agreements as an exhibit to such filing (including all attachments, the “8-K Filing”).  From and after the filing of the 8-K Filing with the SEC, the Investor shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing.

6.                                      Representations and Warranties.

(a)                                 The Investor represents and warrants to the Company with respect to only itself that, as of the date hereof and as of the Effective Date:

(i)                                     Organization; Authority. The Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement.

(ii)                                  Validity; Enforcement.  This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and constitutes the legal,

valid and binding obligations of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(iii)                               No Conflicts.  The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby will not (I) result in a violation of the organizational documents of the Investor, (II) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (III) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Investor, except in the case of clauses (II) and (III) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to perform its obligations hereunder.

(b)                      The Company represents and warrants to the Investor that, as of the date hereof and as of the Effective Date:

(i)                                     Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents (as defined below) or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents.  Since the date of the May Securities Purchase Agreement, the Company has not formed or acquired any Subsidiaries.  “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing is individually referred to herein as a “Subsidiary.”  Each of Digital Domain Productions (Sydney) Pty Ltd., Digital Domain Media Group (Middle East) FZ LLC and Digital Domain Emirates LLC are wholly-owned Subsidiaries of the Company and each has no or nominal assets, liabilities or business (the “Inactive Subsidiaries”).

(ii)                                  Authorization; Enforcement; Validity. The Company and its Subsidiaries have the requisite power and authority to enter into and perform their obligations under this Agreement. The execution and delivery of this Agreement by the Company and its Subsidiaries, and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby has, to the extent required by applicable law or the charter documents of such Person, been duly authorized by the Company’s board of directors, each Subsidiary’s board of directors or other governing body and no further filing, consent or authorization is required by the Company, its Subsidiaries, their board of directors or their shareholders or other governing body. This Agreement has been duly executed and delivered by the Company and each of its Subsidiaries and constitutes the legal, valid and binding obligations of the Company and it Subsidiaries, enforceable against the Company and its Subsidiaries in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, as used in this Section 6(b), collectively, this Agreement, the May Securities Purchase Agreement, the Notes, the Warrants, the Security Documents, the Guarantees, the Subordination Agreement, the Registration Rights Agreement, the Voting Agreements, the June Securities Purchase Agreement and the other June Transaction Documents, the Irrevocable Transfer Agent Instructions and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(iii)                               No Conflicts. The execution, delivery and performance of this Agreement by the Company and each of its Subsidiaries and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby will not (I) result in a violation of the Articles of Incorporation or other organizational documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or Bylaws of the Company or any of its Subsidiaries, (II) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (III) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of The New York Stock Exchange (the “Principal Market”) and including all applicable federal laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected except, in the case of clause (II) or (III) above, to the extent that such violations could not reasonably be expected to have a Material Adverse Effect.

(iv)                              Consents.  Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated hereby.  All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof (or in the case of filings, will be made timely after the date hereof), and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registrations, applications or filings contemplated hereby. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.  “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

(v)                                 SEC Documents; Financial Statements. During the time the Company has been a reporting Company under the 1934 Act, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”) (other than as set forth on Schedule 3(k) to the May Securities Purchase Agreement). As of their respective dates, the SEC Documents complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents (excluding for this purpose the exhibits thereto), at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (I) as may be otherwise indicated in such financial statements or the notes thereto, or (II) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of the Company to any of the May Buyers or the June Buyers which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.

(vi)                              Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries that would reasonably be expected to result in a material adverse change. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has (I) declared or paid any dividends, (II) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (III) made any material capital expenditures, individually or in the aggregate. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby, will not be Insolvent (as defined below). For purposes of this Section 6(b)(vi), “Insolvent” means, (I) with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness (as defined below), (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (II) with respect to the Company and each Subsidiary, individually, (A) the present fair saleable value of the Company’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital.

(vii)                           No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists or, to the Company’s knowledge, is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (I) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced, (II) could have a material adverse effect on the transactions contemplated hereby or (III) could have a Material Adverse Effect.

(viii)                        Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(ix)                              Disclosure.  The Company confirms that neither it nor any other Person acting on its behalf has provided any of the May Buyers or the June Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement, the other Transaction Documents, and the June Transaction Documents.  The Company understands and confirms that each of the May Buyers and the June Buyers will rely on the foregoing representations in effecting transactions in securities of the Company.  All disclosure provided to the May Buyers and the June Buyers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to the Investor pursuant to or in connection with this Agreement, the other Transaction Documents and the June Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading.  Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed.  Any financial projections and forecasts that have been prepared by or on behalf of the Company or any of its Subsidiaries and made available to the Investor have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to the Investor, the Company’s best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results).

7.                                      Remedies.  The Investor and each holder of the securities issued to the Investor by the Company pursuant to the May Securities Purchase Agreement and/or the June Securities Purchase Agreement shall have all rights and remedies set forth in the Transaction Documents and the June Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investor.  The Company therefore agrees that the Investor shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

8.                                      Independent Nature of Investor’s Obligations and Rights.  The obligations of the Investor under this Agreement, any other Transaction Document or any June Transaction Document are several and not joint with the obligations of any other May Buyer or June Buyer, and the Investor shall not be responsible in any way for the performance of the obligations of any other such Person under any Transaction Document or June Transaction Document or Other Agreement.  Nothing contained herein or in any Other Agreement or any other Transaction Document or June Transaction Document, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and other such Persons as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and such other Persons are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement, any Other Agreement or any other Transaction Document or June Transaction Document and the Company acknowledges that the May Buyers and the June Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement, any Other Agreement and any other Transaction Document or June Transaction Document.  The Company and the Investor confirm that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors.  The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, any Other Agreement or out of any other Transaction Documents or June Transaction Documents, and it shall not be necessary for any other May Buyer or June Buyer to be joined as an additional party in any proceeding for such purpose.

9.                                      No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

10.                               Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

11.                               No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

12.                               Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

13.                               Severability.  If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

14.                               Amendments.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investor.

15.                               Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

16.                               Notice.  Whenever notice is required to be given under this Agreement, unless otherwise provided herein, such notice shall be given in accordance with the terms of the May Securities Purchase Agreement, if the Investor is a May Buyer, and in accordance with the terms of the June Securities Purchase Agreement, if the Investor is a June Buyer.

17.                               Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns in accordance with the terms of the May Securities Purchase Agreement, if the Investor is a May Buyer, and in accordance with the terms of the June Securities Purchase Agreement, if the Investor is a June Buyer.

18.                               Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS CONSENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

19.  Most Favored Nation.  The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Person with respect to any consent, release, amendment, settlement or waiver relating to the terms, conditions and transactions contemplated hereby, is or will be more favorable to such Person than those of the Investor and this Agreement (each a “Settlement Document”).  If, and whenever on or after the date hereof, the Company enters into a Settlement Document, then (i) the Company shall provide notice thereof to the Investor immediately following the occurrence thereof and (ii) the terms and conditions of this Agreement and the Securities (other than any limitations on conversion or exercise set forth therein) shall be, without any further action by the Investor or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Investor shall receive the benefit of the more favorable terms and/or conditions (as the case may be), provided that upon written notice to the Company at any time the Investor may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement or the Securities (as the case may be) shall apply to the Investor as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Investor.  The provisions of this Section 19 shall apply similarly and equally to each Settlement Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Third Amendment Agreement has been executed as of the date first written above.

THE INVESTOR:

By:
Name:
Title:

IN WITNESS WHEREOF, this Third Amendment Agreement has been executed as of the date first written above.

THE COMPANY:

DIGITAL DOMAIN MEDIA GROUP, INC.

By:
Name:
Title:

ACKNOWLEDGED AND ACCEPTED BY:

D2 SOFTWARE, INC.

By:
Name:
Title:

DDH LAND HOLDINGS, LLC

By:
Name:
Title:

DDH LAND HOLDINGS II, LLC

By:
Name:
Title:

DIGITAL DOMAIN

By:
Name:
Title:

ACKNOWLEDGED AND ACCEPTED BY:

DIGITAL DOMAIN INSTITUTE, INC.

By:
Name:
Title:

DIGITAL DOMAIN INTERNATIONAL, INC.

By:
Name:
Title:

DIGITAL DOMAIN PRODUCTIONS, INC.

By:
Name:
Title:

DIGITAL DOMAIN STEREO GROUP, INC.

By:
Name:
Title:

ACKNOWLEDGED AND ACCEPTED BY:

DIGITAL DOMAIN TACTICAL, INC.

By:
Name:
Title:

MOTHERSHIP MEDIA, INC.

By:
Name:
Title:

TRADITION STUDIOS, INC.

By:
Name:
Title:

DIGITAL DOMAIN PRODUCTIONS (VANCOUVER) LTD.

By:
Name:
Title: